UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 29, 2013


                                   iTALK INC.
             (Exact name of registrant as specified in its charter)

           Nevada                    000-54664                  20-5302617
(State or Other Jurisdiction        (Commission               (IRS Employer
      of Incorporation)             File Number)          Identification Number)


2400 W. Cypress Creek Road, Suite 111, Fort Lauderdale, Florida         33309
      (Address of principal executive offices)                        (Zip Code)

                                 (877) 652-3834
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 29, 2013, iTalk Inc., a Nevada corporation (the "Company"), entered into a definitive Asset Purchase Agreement (the "Purchase Agreement") with Loren Stocker, an individual residing in the State of California and doing business as Softline Studios, LLC ("Softline Studios"). Pursuant to the terms of the Purchase Agreement, the Company purchased certain assets of Softline Studios, including all rights relating to the 1-800-GET-VOIP vanity toll free telephone number and related domains GetVoip.TV, 800GetVoip.com, 1-800-Get-Voip.com and 800-Get-Voip.com (the "Acquired Assets").

In consideration of the Acquired Assets, the Company agreed to pay to Softline Studios as follows: (i) to issue a warrant to purchase 500,000 shares of the Company's common shares (the "Shares") at an exercise price of $.70 per share (the "Warrant") and (ii) to make a cash payment of $5,000 on May 29, 2013. The Purchase Agreement also contained standard representations and warranties by Softline Studios. The Warrant may not be exercised prior to November 30, 2013 and, after such time, may be exercised for up to ten years from the original issue date of May 29, 2013.

The Shares underlying the Warrants are "restricted securities" as term is defined by the Securities Act of 1933 (the "Securities Act") and the transaction is exempt for securities registration pursuant to Section 4(2) and/or Regulation D under the Securities Act.

The description of the Purchase Agreement, the Warrant and the terms thereof are qualified in their entirety to the full text of such agreement, which are filed as Exhibits 4.1 and 10.1 to, and incorporated by reference in, this report. A copy of the press release that discusses this matter is filed as Exhibit 99.1 to, and incorporated by reference in, this report.

The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act, except as shall be expressly set forth by specific reference in any such filing.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On May 29, 2013, the Company closed the Softline Studios transaction described above and purchased the Acquired Assets. All information set forth in Item 1.01 above is hereby incorporated into this Item 2.01.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

All information set forth in Item 1.01 above is hereby incorporated into this
Item 3.02.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

     4.1  Common Stock Purchase Warrant dated May 29, 2013 issued to Loren
          Stocker

     10.1 Asset Purchase Agreement dated May 29, 2013 between iTalk Inc. and Loren Stocker, dba as Softline Studios LLC

     99.1 Press Release dated May 31, 2013

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
                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ITALK INC.


Dated: June 5, 2013                       By: /s/ David F. Levy
                                              ----------------------------------
                                          Name:  David F. Levy
                                          Title: President


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